Agreement of inheritance

Masatoshi Takahama, Hideo Takahama, Akito Takahama and Hirosuke Takahama inherited from that the 195,710,668 yen of loan to Kinbasha from Masaaki Takahama and 21,866,330 yen of accrued expenses owed by Kinbasha to Masaaki Takahama according to the Agreement on Division of Inheritance.

1. Payer

   Kinbasha co.,ltd. (CEO Masatoshi Takahama)

2. Payment schedule of loan and accrued interest

   800,000 yen will be paid to each of successor from August 2010 to February 2011, 1,000,000 yen will be paid to each of successor from March 2011 to February 2015 and the remaining amount of 794,249 yen will be paid to each of successor.

Each successor have this agreement respectively with signature of approvement.

July 24, 2010

Address 2-1-10 Saiwai-cho Hitachi city
Name of company Kinbasha co.,ltd.
Tittle CEO
Name Masatoshi Takahama

Successor
Address 3-8-1 Benten-cho Hitachi city
Name Masatoshi Takahama

Successor
Address 3-14-31 Takasuzu-cho Hitachi city
Name Hideo Takahama

Successor
Address 604-1-5-18 Kiyosumi Koto-ku Tokyo
Name Akito Takahama

Successor
Address 942-6 Miyatsudai Kashima city
Name Hirosuke Takahama